UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2019

THEMAVEN, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-12471	68-0232575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Fourth Avenue, Suite 200 Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 775-600-2765

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
None	-	-

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction .2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

* Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company [  ]

If any emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Reports.

On August 16, 2019, in connection with the preparation and review of Amendment No. 2 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018 for TheMaven, Inc. (the “Company”), the Audit Committee of the Board of Directors of the Company determined that (a) the Condensed Consolidated Balance Sheet as of June 30, 2018, (b) the Condensed Consolidated Statements of Operations for the three months and six months ended June 30, 2018, and (c) the Condensed Consolidated Statement of Cash Flows for the six months ended June 30, 2018, all as presented in the Company’s Quarterly Report on Form 10-Q for the Quarterly Period Ended June 30, 2018, as previously filed with the U.S. Securities and Exchange Commission on September 28, 2018, should not be relied upon. Specifically, the amounts reported in the Condensed Consolidated Balance Sheet as of June 30, 2018 for derivative liabilities, notes payable and other current liabilities, and consequently total liabilities and total stockholders’ equity, were determined to be substantially different, and the amount reported for the true-up termination fee in the Condensed Consolidated Statements of Operations for the three months and six months ended June 30, 2018 was omitted, and as a result the net loss and the basic and diluted net loss per common share were determined to be substantially different. There was no change to the Condensed Consolidated Statement of Cash Flows for the six months ended June 30, 2018.

The corrections to the aforementioned balance sheet and statements of operations will be summarized in Amendment No. 2 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2018, which will have been reviewed by the Company’s independent registered public accounting firm, and which the Company expects to file as soon as practicable after the filing of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THEMAVEN, INC.

Dated: August 16, 2019	By:	/s/ DOUGLAS SMITH
	Name:	Douglas Smith
	Title:	Chief Financial Officer